Exhibit 23.1




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-51085, 33-57822, 33-61228, 33-55473, 33-64455 and 333-15379 on Form S-3, of
our report dated February 28, 1997 appearing in this Annual Report on Form 10-K of Arizona Public Service Company for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Phoenix, Arizona

March 27, 1997